RFC RURBAN FINANCIAL CORP.

A Work in Progress

November 30, 2010

Forward-Looking Statements

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

RFC RURBAN FINANCIAL CORP.

We Are Here to Talk About…

- Where we are today
- Where we want to be
- How we plan to get there

RFC RURBAN FINANCIAL CORP.

Who We Are: Rurban Financial Corp.

- Headquartered in Defiance, Ohio
- $681 million in assets
- Two primary businesses
  - The State Bank and Trust Company -- Community banking
    - Reliance Financial Services, Wealth Management Division
  - RDSI Banking Systems -- Data and item processing
- Listed on NASDAQ: RBNF

RFC RURBAN FINANCIAL CORP.

Our Organization & Our Team

Rurban Financial Corp.

- Mark Klein – President and CEO
- Tony Cosentino – EVP and CFO

The State Bank and Trust Company

- Jon Gathman – EVP and Senior Lender
- John Kendzel – Toledo Regional President
- David Anderson – Lima Regional President
- David Schnepp -- Fort Wayne Regional President
- David Homoelle -- Columbus Regional President
- Ryan Miller – SVP and Market Executive

Reliance Financial Services: Craig Kuhlman, President

RDSI Banking Systems: Gary Saxman, President


Rurban Financial Corp.
RBNF
The State Bank & Trust Company and Reliance Financial Services
RDSI
DCM

RFC RURBAN FINANCIAL CORP.

Our Footprint in NW Ohio...
and Beyond


MICHIGAN
Detroit
Toledo
Cleveland
Williams
Fulton
Lucas
Toledo
Wood
Defiance
Fort Wayne
Allen
Paulding
Lima
OHIO
INDIANA
Columbus
Franklin

Added 6 new counties:

- Allen County, OH
- Lucas and Wood Counties
- Allen County, IN
- Williams County
- Franklin County

Now have total of 9 counties in our footprint

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

Where We Are Today

Four Years of Market Expansion

	Assets Acquired
• June 2005: 2 branches in Lima -	$12 million
• Dec. 2005: Exchange Bancshares	$85 million
• Sept. 2006: Diverse Computer Marketers (DCM)	
• Jan. 2007: Opened Fort Wayne branch	
• Dec. 2007: Opened Columbus office	
• Dec. 2008: National Bank of Montpelier	$113 million
Total	$210 million

RFC RURBAN FINANCIAL CORP.

What We've Done So Far

Efficiency Measures:	Annualized Expense Reduction
• Oct. 2006: Closed Holland branch of Exchange Bank	$200 thousand
• March 2007: Consolidation of Exchange Bank, Reliance Financial Services, N.A., and Rurban Operations Corp. into State Bank *(reduction of 20 FTE)*	$1.250 million
• Dec. 2007: Reduction of staff (13 FTE)	$878 thousand
• March 2008: Closed Eastside branch	$175 thousand
• April 2009: Closed Montpelier Downtown branch	$150 thousand
• June 2009: Closed Ney branch	$150 thousand
• Dec. 2009: Reduction of staff (13 FTE)	$800 thousand
• Dec. 2009: Salary freezes, health insurance expense reductions, ESOP freeze	$840 thousand
• Jan. 2010: Closed Elida Road branch	$350 thousand
Total Efficiencies Acquired	***$4.8 million***

RFC RURBAN FINANCIAL CORP.

*Diversified Revenue Stream**


(Millions)
$50
$40
$30
$20
$10
$0
$41.1
$44.6
$43.6
$44.7
$38.3
$38.2
2007
2008
2009
1Q'10
2Q'10
3Q'10
Quarterly Annualized
Other
Trust/Brokerage
Service Charges
Mortgage Banking (Net)
RDSI
Net Interest Income

RFC RURBAN FINANCIAL CORP.

* Excluding gains/losses on the sale of securities, proceeds from investments and recoveries

Asset Quality: A Strength of State Bank

As of Sept. 30, 2010	State Bank & Trust	Peer Group Top Quartile*
NPAs + 90 PD/ Loans + OREO	2.66%	4.17%
NPLs + 90 PD/ Total Loans	2.23%	2.76%
Loan Loss Reserve /Total Loans	1.46%	2.55%
Loan Loss Reserve/NPL	65.5%	57.6%
LTM NCOs / Avg. Loans	1.95%	1.15%
LTM Provision Exp./ NCOs	105.9%	133.7%
3Q Provision Exp. / Avg. Assets	0.55%	0.67%

- Top quartile performance of peer group consisting of 11 banks in OH, MI and IN of similar size that are the primary subsidiaries of the following public BHC = LNBB, FCZA, INCB, MROE, CAFI, CBIN, OVBC, NBTF, TOFC, UBOH, MFNC

RFC RURBAN FINANCIAL CORP.

Rurban Non Performing Assets



Non-Performing Assets / Total Assets
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
% of Total Assets
1.13%
1.02%
3.22%
2.60%
2.17%
1.77%
2007
2008
2009
1Q'10
2Q'10
3Q'10
RBNF
Top Quartile

- Top quartile performance of peer group consisting of 11 bank holding companies in OH, MI and IN of similar size. Including: LNBB, FCZA, INCB, MROE, CAFI, CBIN, OVBC, NBTF, TOFC, UBOH, MFNC

Balance Sheet: Strength & Diversity

Total Assets = $681Million


Securities 17%
Cash & Due, 9%
Other, 5%
Intangibles 3%
Loans (Net) and HFS 66%

Loan Portfolio = $438 Million


HELOC 9%
1-4 Family RE, 25%
C&D 4%
Consumer and Other, 3%
Multi-Family RE, 7%
C&,I 16%
Agriculture, 8%
CRE – Owner Occupied, 16%
CRE – Investor Owned, 12%

RFC RURBAN FINANCIAL CORP.

Loan Growth



Organic Loan Growth
Lima Acq.
Exchange Acq.
Montpelier Acq.
($000s)
$264.9
$327.3
$370.5
$390.9
$453.9
$469.4
$438.5
$43.7
$43.7
$43.7
$56.1
$56.1
$56.1
$56.1
$56.1
$56.1
$5.9
$5.9
$5.9
$5.9
$5.9
$5.9
$264.9
$265.3
$308.5
$328.9
$348.2
$363.7
$332.8
2004
2005
2006
2007
2008
2009
9/30/2010

RFC RURBAN FINANCIAL CORP.

Deposit Mix: Strong Local Presence


Borrowings, 11%
Capital, 11%
Deposits, 78%

Deposit Portfolio =
$523 million


Non-Interest DDA, 12%
NOW, 19%
IRAs 7%
Savings, 9%
Time, 36%
MMDA, 17%

Non-maturity deposits = 57% of total deposits

Weighted average cost of deposits = 1.03%

RFC RURBAN FINANCIAL CORP.

Growth of Local, Low-Cost Deposits


($ Millions)
$406.6
$484.7
$491.5
$523.3
$42
$52
$57
$65
$73
$88
$181
$35
$43
$82
$87
$87
$201
$215
$190
$181
$23
$28
$28
$43
45% of Deposits
57% of Deposits
2007
2008
2009
Sept. 30, 2010
Non-interest Bearing Demand
Interest Bearing NOW
Savings
Money Market
Total Time
Brokered Deposits

RFC RURBAN FINANCIAL CORP.

Mortgage Banking Activity



Gain on Sales
Loan Service Fees
Originations
Mortgage Banking ($000's)
$1,200
$1,000
$800
$600
$400
$200
$0
Originations ($000's)
$80,000
$60,000
$40,000
$20,000
$0
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010

RFC RURBAN FINANCIAL CORP.

RELIANCE
FINANCIAL SERVICES

Reliance Financial Services

RFC RURBAN FINANCIAL CORP.

Reliance Financial Services

Quality Wealth Management in Our Own Backyard

- Investment plans
  - to achieve client objectives
- Continuous monitoring and fine-tuning
  - adjusts to changes in life events
  - adjusts to the economy
- Trust services
- Retirement plans
  - Individual
  - Small Business
  - Corporate retirement plans

RFC RURBAN FINANCIAL CORP.

Reliance Financial History

($000)	2005	2006	2007	2008	2009	YTD Oct. 2010
Assets Under Management	$342,779	$348,333	$386,537	$278,093	$302,471	$302,647
Revenue	$3,287	$3,420	$3,441	$3,146	$2,606	$2,166
Expenses	$2,321	$2,337	$2,252	$2,090	$2,171	$1,512
After Tax Net Income	$637	$715	$785	$697	$287	$431

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems

RDSI Banking Systems

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems – Business Lines

- Payment Solutions (DCM Item Processing, Image Exchange, and LPSI)
- Network Solutions
- Consulting

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems

(in thousands)	2005	2006	2007	2008	2009	YTD Sept. 2010 *
Revenue	$ 13,197	$ 16,576	$20,889	$ 21,677	$ 20,518	$9,452
Operating Expense	$ 10,298	$ 13,142	$16,873	$ 17,295	$ 18,929	$ 17,563
Net Income before tax	$ 2,663	$ 3,156	$ 3,747	$ 4,271	$ 1,325	($11,397)
Net Income @ 65%	$ 1,717	$ 2,083	$ 2,473	$ 2,819	$ 875	($7,411)

* April 2009: Decision to merge RDSI and New Core Holdings announced.

* April 2009 to November 2010: Core processing clients announce decision to de-convert from RDSI system.

* April 2010: Decision to terminate merger with New Core Holdings. YTD 2010 charges of $10.0 million pretax ($8.6 million after-tax) to write-off software, hardware and development costs

RFC RURBAN FINANCIAL CORP.

RDSI Year in Review

- Original SBT Conversion Date – October, 2009
- Actual SBT Conversion Date – March, 2010
- Decision Made to Convert Back to Fiserv Premier in May, 2010
- Conversion Date Set for Close of Business June 25, 2010
- Due to Declining Processing Revenue, Elevated Expenses and a Need to Improve Cash Flow, RDSI Terminated 36 Employees on May 27, 2010
- Ken Joyce Retired in June, 2010

RFC RURBAN FINANCIAL CORP.

The Rurban Vision for 2014

To become a high-performing (top-quartile) community-focused, financial services provider

Goals	2014	September 30, 2010 Rurban	Peer Group*
ROA	1.00%	0.02%	0.68%
Leverage	8.50%	7.90%	8.63%
ROAE	13.0%	0.19%	7.90%

* Top quartile performance of peer group consisting of 11 banks in OH, MI and IN of similar in size that are the primary subsidiaries of the following public BHC = LNBB, FCZA, INCB, MROE, CAFI, CBIN, OVBC, NBTF, TOFC, UBOH, MFNC

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

How We Plan to Get There

Strategic Priorities –State Bank

~ One Company ~ One Culture ~

- Organic growth
- Organizational synergies
- Growth of fee-based businesses
- Sound asset quality
- Acquisitions

Strategic Vision – State Bank

1. A community-based, integrated financial services company
2. Led by strong regional presidents who "own" the delivery channels
3. Supported by product/business line experts and high quality operations.

RFC RURBAN FINANCIAL CORP.

State Bank Value Proposition

"Your Financial Services Partner Delivering Proactive and Innovative Solutions Locally by Employees with a Passion for Service"

- Proactively uncover client needs
- Decentralized decision-making authority
- We inspect what we expect
- We monitor, reward and expect results

RFC RURBAN FINANCIAL CORP.

Recent Initiatives

- Restructured RFC/SBT/RDSI
- Linked Incentive plan directly to Major Initiatives (All Business Lines)
- Referrals
- Regional Presidents-In-Market Team leaders
  - Functional Support
- RDSI to remain within RFC
- Columbus LPO Expansion

RFC RURBAN FINANCIAL CORP.

Incentive Compensation Drives Organic Growth

- Every employee included in plan
- All have goals in four categories:
  - Profitability
  - Asset Quality
  - Growth
  - Client Service
- All receive monthly scorecards on performance
- Variable pay averaged 5.34% of total 2009 compensation

RFC RURBAN FINANCIAL CORP.

Referrals by Year



Year Over Year Referrals
2500
2000
1500
1000
500
0
Number
860
289
1331
397
2242
1050
1925
780
2007
2008
2009
Oct 2010
(Annualized)
Per Year
Gross
Closed

RURBAN FINANCIAL CORP.

Rurban's Strategic Initiatives

- Deliver prudent growth with appropriate net interest margin
- Maintain vigilant oversight of credit underwriting and administration
- Attract core deposits
- Identify potential acquisitions in high potential markets
- Restructure corporation for improved efficiency
- Maintain sufficient capital for soundness and growth
- Exit banking offices with low potential
- Generate higher and more diversified fee income
- Benchmark performance to top quartile of peer group BHCs
- Strengthen leadership initiatives of Regional Presidents
- Invest in human resources
- Expand and grow Reliance Financial Services
- Leverage RDSI core competencies

RFC RURBAN FINANCIAL CORP.

Open Issues

- Dodd-Frank Act
- Basel III Capital Accord
- Small Business Lending Bill
- Economic Activity

RFC RURBAN FINANCIAL CORP.

RFC RURBAN FINANCIAL CORP.

Thank you for joining us.

Any questions?